                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) September 15, 2003

          NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

           33-87374                                        36-3731520
(Commission File Number                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

     On September 15, 2003 the Registrant made available the Monthly Servicer and
Settlement Certificates to the trustee.  The Registrant has caused to be made available by the trustee, on September 25, 2003 the monthly Servicer and Settlement
Certificates for the Due Period ended August 31, 2003, which are attached as
Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on itsbehalf by the undersigned thereunto duly authorized.

           NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  October 9, 2003                 By: /s/Paul Martin
                                              Paul Martin
                                              Vice President and Controller

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                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #97, Series 1995-1
               dated September 15, 2003

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the supplement,
               Certificate #97

20.2           Monthly Servicer and Settlement Certificate #63, Series 1998-1
               dated September 15, 2003

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #63

20.3          Monthly Servicer and Settlement Certificate #38, Series 2000-1
              dated September 15, 2003

20.3 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #38

20.4          Monthly Servicer and Settlement Certificate #2, Series 2003-1
              dated September 15, 2003

20.4 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #2

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                                                           Exhibit # 20.1

                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 97

                                                       DEALER NOTE MASTER TRUST

                                                         CLASS A, DEALER NOTE
                                                      ASSET BACKED CERTIFICATES,
                                                            SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of September 25, 2003, the Transfer Date of September 24, 2003 and
with respect to the performance of the Master Trust during the Due Period ended on August 31, 2003 and the Distribution Period ended September 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the
Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.
      2 The undersigned is a Servicing Officer.
      3 Master Trust Information.
    3.1 The amount of the Advance, if any, Due over Period                                     145,236.15
    3.2 The amount of ITEC Finance Charges for the Due Period                                1,690,664.26
    3.3 The average daily balance of Dealer Notes outstanding during the Due Period        853,964,924.26
    3.4 The total amount of Advance Reimbursements for the Due Period                                0.00
    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period        328,699,124.68
    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust       294,984,627.96
       during the Due Period
    3.7 The amount of the Servicing Fee for the Due Period                                     698,483.25
    3.8 The average daily Master Trust Seller's Interest during the Due Period             188,168,054.53
    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)              145,131,990.63
   3.10 The aggregate amount of Collections for the Due Period                             563,858,388.48
   3.11 The aggregate amount of Finance Charge Collections for the Due Period                3,968,563.73
   3.12 The aggregate amount of Principal Collections for the Due Period                   559,889,824.75
   3.13 The amount of Dealer Note Losses for the Due Period                                          0.00
   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period          838,179,063.34
   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                  231,190,700.07
   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments                 230,952,927.29
        b.  Description of each Eligible Investment:                                 JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                         0.93%
        d.  The rating of each such Eligible Investment                                          AAAm/Aaa
   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                      9,760,228.92
   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)       Lee-Smith Inc.
        ii)      Southland Int'l Trks
        iii)     Carco Intl Inc
        iv)      Wolfington Body Co Inc
        v)       Nalley Motor Trucks
  3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
       as a percentage of the total principal amount outstanding, as of the end of
       the Due Period                                                                                0.45%
  3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on 7/10/03
       for the benefit of the Master Trust Certificateholders.                                  100,079.17
  3.21 Eligible Investments in the Servicer Transition Fee Account:
       a.  The aggregate amount of funds invested in Eligible Investments                       100,000.00
       b.  Description of each Eligible Investment:                          JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                           0.93%
       d.  The rating of each such Eligible Investment                                             AAAm/Aaa
   4.0 Series 1995-1 Information.
   4.1 The Deficiency Amount as of the Transfer Date(after giving effect to the
       transactions set forth in Article IV of the Supplement)                                        0.00
   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                           31,000,000.00
   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                          31,000,000.00
   4.3 The Projected Spread for the following Distribution Period                             2,500,000.00
   4.4 The amount on deposit in the Spread Account as of
       the Transfer Date (after giving effect to the
       transactions set forth in Article IV of the Supplement)                                2,500,000.00
   4.5 The aggregate amount on deposit in the Liquidity
       Reserve Account as of the Transfer Date (after giving
       effect to the transactions  set forth in Article IV of the Supplement)                         0.00
   4.6 The aggregate amount on deposit in the Negative
       Carry Reserve Fund as of the Transfer Date (after
       giving effect to the transactions set forth in
       Article IV of the Supplement)                                                                  0.00
   4.7 The Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                              200,000,000.00
   4.8 The amount of Series Allocable Dealer Notes Losses for the Due Period                          0.00
   4.9 The amount of Series Allocable Finance Charge Collections for the Due Period             886,700.16
  4.10 The amount of Series Allocable Principal Collections for the Due Period              125,096,743.43
  4.11 The amount of Series Principal Account Losses for the Due Period                               0.00
  4.12 The amount of Investor Dealer Note Losses for the Due Period                                   0.00
  4.13 The amount of Investor Finance Charge Collections for the Due Period                     742,256.71
  4.14 The amount of Investor Principal Collection the Due Period                           104,718,483.93
  4.15 The amount of Available Certificateholder's Interest                                     797,427.78
       Collections for the Due Period
  4.16 The amount of Series 1995-1 Shared Principal
       Collections for the Due Period                                                       104,718,483.93
  4.17 The aggregate amount of the Series 1995-1 Principal
       Shortfall, if any, for the Due Period                                                          0.00
  4.18 The Seller's Percentage for the Due Period                                                    16.29%
  4.19 The Excess Seller's Percentage for the Due Period                                              2.62%
  4.20 The aggregate amount of Seller's Principal Collections for the Due Period             20,378,259.51
  4.21 The amount of Available Seller's Finance Charge Collections for the Due Period           147,812.92
  4.22 The aggregate amount of Available Seller's Principal
       Collections for the Due Period                                                        17,100,724.83
  4.23 The aggregate amount of Excess Seller's Principal
       Collections for the Due Period                                                         3,277,534.68
  4.24 The Controlled Amortization Amount, if applicable,
                  for the Due Period                                                                  0.00
  4.25 The Minimum Series 1995-1 Master Trust Seller's
       Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                                    38,663,741.41
  4.26 The Series 1995-1 Allocation Percentage for
       the Due Period                                                                                22.34%
  4.27 The Floating Allocation Percentage for the
       Due Period                                                                                    83.71%
  4.28 The Principal Allocation Percentage, if applicable,
       for the Due Period                                                                             0.00%
  4.29 The total amount to be distributed on the Series
       1995-1 Certificates on the Distribution Date                                             373,366.61
  4.30 The total amount, if any, to be distributed on the Series
       1995-1 Certificates on the Distribution Date
       allocable to the Invested Amount                                                               0.00
  4.31 The total amount, if any, to be distributed on
       the Series 1995-1 Certificates on the Distribution
       Date allocable to interest on the Series 1995-1
       Certificates                                                                             242,726.56
  4.32 The Draw Amount as of the Transfer Date                                                        0.00
  4.33 The amount of Investor Charge-Offs as of Transfer Date                                         0.00
  4.34 The amount of reimbursement of Investor Charge-
  Offs as of the Transfer Date                                                                        0.00
  4.35 The amount of the Investor Servicing Fee to be
       paid on such Distribution Date                                                           130,640.05
  4.36 The aggregate amount of funds on deposit in
       the Negative Carry Reserve Account  as of the end of
       the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
       IV of the Supplement and of the Agreement)                                                     0.00
  4.37 The aggregate amount of funds on deposit in
       the Series Principal Account as of the end of the
       last day of the Due Period (after giving effect to the
       payments and adjustments made pursuant to Article
       IV of the Supplement and of the Agreement)                                                     0.00
  4.38 The aggregate amount of funds on deposit in the
       Spread Account as of the end of the last day of
       the Due Period (after giving effect to payments and
       adjustments made pursuant to Article IV of the
       Supplement and the Agreement)                                                          2,500,000.00
  4.39 Eligible Investments in the Series Principal Account:
       a.  The aggregate amount of funds invested in
           Eligible Investments                                                                       0.00
       b.  Description of each Eligible Investment:                                                     NA
       c.  The rate of interest applicable to each such
           Eligible Investment                                                                     _______%
       d.  The rating of each such Eligible Investment                                                  NA
   4.40 Eligible Investments in the Liquidity Reserve Account:
       a.  The aggregate amount of funds invested in Eligible Investments                             0.00
       b.  Description of each Eligible Investment:                                                     NA
       c.  The rate of interest applicable to each such Eligible Investment                        _______%
       d.  The rating of each such Eligible Investment                                                  NA
    4.41 The amount of Excess Interest Collections for the Due Period                           424,061.17
    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                                 104,718,483.93
    4.43 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                         0.00
    4.44 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                    0.00
     4.45 The percentages and all other information calculated
          pursuant to Sections 6.01 and 7.01 of the Supplement                             See Exhibit "A"
     4.46 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                              0.00
     4.47 The amount of Series 1995-1 Shared Seller's Principal
          Collections for the Due Period                                                     20,378,259.51
     4.48 The aggregate amount of Shared Seller's Principal
          Collections from Other Series for the Due Period                                   65,535,427.04
     4.49 The amount of all Shared Seller's Principal Collections
          allocated to Series 1995-1 for the Due Period                                               0.00
     4.50 The aggregate amount of all Shared Seller's Principal
          Collections allocated to Other Series for the Due Period                                    0.00
     4.51 The aggregate amount of all Early Distributions Amounts
          paid or deemed paid for the Distribution Period                                             0.00

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                                                        Exhibit 20.1(A)
                                                        Series 1995 - 1

4.45 The percentages and all other information calculated pursuant to Sections 6.01 & 7.01 of the Supplemtent.

Section 6.01

(b)The Invested Amount is not reduced to zero by the Expected Payment Date?                                 NO

Section 7.01
(d)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than
the Required Subordinated Amount?                                                                           NO

(g)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
on each of three consecutive Determination Dates?                                                           NO

                                                         2 Months Past :        3.65%
                                                          1 Month Past :        3.65%
                                                         Current Month :        3.46%

(h)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
Minimum Seller's Interest?                                                                                  NO

                                    Master Trust Seller's Interest :       $ 145,131,990.63

                                    Master Trust Minimum Seller's Interest $ 145,043,741.41

(i)Turnover Ratio less than 1.7?                                                                             NO

                                                 Turnover Ratio 3.85%

(j)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                      NO

                                     Dealer Note Loss Ratio :   0.00%

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                                                                Exhibit 20.2

                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 63

                                                       DEALER NOTE MASTER TRUST

                                                         CLASS A, DEALER NOTE
                                                      ASSET BACKED CERTIFICATES,
                                                             SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of September 25, 2003, the Transfer Date of September 24, 2003 and
with respect to the performance of the Master Trust during the Due Period ended on August 31, 2003 and the Distribution Period ended September 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

          1 NFC is Servicer under the Agreement.
          2 The undersigned is a Servicing Officer.
          3 Master Trust Information.
        3.1 The amount of the Advance, if any, Due Period                                              145,236.15
        3.2 The amount of ITEC Finance Charges for the Due Period                                    1,690,664.26
        3.3 The average daily balance of Dealer Notes outstanding during the Due Period            853,964,924.26
        3.4 The total amount of Advance Reimbursements for the Due Period                                    0.00
        3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period            328,699,124.68
        3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust           294,984,627.96
            during the Due Period
        3.7 The amount of the Servicing Fee for the Due Period                                         698,483.25
        3.8 The average daily Master Trust Seller's Interest during the Due Period                 188,168,054.53
        3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect
             to the transactions set forth in Article IV of the Supplement)                        145,131,990.63
       3.10 The aggregate amount of Collections for the Due Period                                 563,858,388.48
       3.11 The aggregate amount of Finance Charge Collections for the Due Period                    3,968,563.73
       3.12 The aggregate amount of Principal Collections for the Due Period                       559,889,824.75
       3.13 The amount of Dealer Note Losses for the Due Period                                              0.00
       3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period              838,179,063.34
       3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
            of the Agreement)                                                                      231,190,700.07
       3.16 Eligible Investments in the Excess Funding Account:
            a.  The aggregate amount of funds invested in Eligible Investments                     230,952,927.29
            b.  Description of each Eligible Investment:                                        JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each such Eligible Investment                            0.93%
            d.  The rating of each such Eligible Investment                                              AAAm/Aaa
       3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
            as of the end of the Due Period                                                          9,760,228.92
       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
            i)       Lee-Smith Inc.
            ii)      Southland Int'l Trks
            iii)     Carco Intl Inc
            iv)      Wolfington Body Co Inc
            v)       Nalley Motor Trucks
       3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
            as a percentage of the total principal amount outstanding, as of the end of the Due Period      0.45%
       3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
            in Article IV of the Supplement) established on 7/10/03 for the benefit of the             100,079.17
            Master Trust Certificateholders.
       3.21 Eligible Investments in the Servicer Transition Fee Account:
            a.  The aggregate amount of funds invested in Eligible Investments                         100,000.00
            b.  Description of each Eligible Investment:                                  JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each such Eligible Investment                            0.93%
            d.  The rating of each such Eligible Investment                                              AAAm/Aaa
        4.0 Series 1998-1 Information.
        4.1 The Deficiency Amount as of the Transfer Date
            (after giving effect to the transactions set forth in
            Article IV of the Supplement)                                                                    0.00
       4.2a The Maximum Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                              31,000,000.00
      4.2b. The Available Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                              31,000,000.00
        4.3 The Projected Spread for the following Distribution Period                               2,500,000.00
        4.4 The amount on deposit in the Spread Account as of
            the Transfer Date (after giving effect to the
            transactions set forth in Article IV of the Supplement)                                  2,500,000.00
        4.5 The aggregate amount on deposit in the Liquidity
            Reserve Account as of the Transfer Date (after giving
            effect to the transactions  set forth in Article IV
            of the Supplement)                                                                               0.00
        4.6 The Invested Amount as of the Distribution
            Date (after giving effect to the transactions set forth
            in Article IV of the Supplement and to the
            payments made on the Distribution Date)                                                200,000,000.00
        4.7 The amount of Series Allocable Dealer Notes Losses
             for the Due Period                                                                              0.00
        4.8 The amount of Series Allocable Finance Charge
            Collections for the Due Period                                                             880,358.40
        4.9 The amount of Series Allocable Principal Collections
            for the Due Period                                                                     124,202,039.49
       4.10 The amount of Series Principal Account Losses
            for the Due Period                                                                               0.00
       4.11 The amount of Investor Dealer Note Losses for
            the Due Period                                                                                   0.00
       4.12 The amount of Investor Finance Charge Collections
            for the Due Period                                                                         742,230.17
       4.13 The amount of Investor Principal Collections for
            the Due Period                                                                         104,714,739.50
       4.14 The amount of Available Certificateholder's Interest
            Collections for the Due Period                                                             797,019.81
       4.15 The amount of Series 1998-1 Shared Principal
            Collections for the Due Period                                                         104,714,739.50
       4.16 The aggregate amount of the Series 1998-1 Principal
            Shortfall, if any, for the Due Period                                                            0.00
       4.17 The Seller's Percentage for the Due Period                                                     15.69%
       4.18 The Excess Seller's Percentage for the Due Period                                               2.62%
       4.19 The aggregate amount of Seller's Principal Collections
            for the Due Period                                                                      19,487,300.00
       4.20 The amount of Available Seller's Finance Charge
            Collections for the Due Period                                                             141,473.59
       4.21 The aggregate amount of Available Seller's Principal
            Collections for the Due Period                                                          16,233,206.56
       4.22 The aggregate amount of Excess Seller's Principal
            Collections for the Due Period                                                           3,254,093.43
       4.23 The Controlled Amortization Amount, if applicable,
            for the Due Period                                                                               0.00
       4.24 The Minimum Series 1998-1 Master Trust Seller's
            Interest as of the Distribution Date (after giving
            effect to the transactions set forth in Article IV
            of the Supplement)                                                                      37,000,000.00
       4.25 The Series 1998-1 Allocation Percentage for
            the Due Period                                                                                 22.18%
       4.26 The Floating Allocation Percentage for the
            Due Period                                                                                     84.31%
       4.27 The Principal Allocation Percentage, if applicable,
            for the Due Period                                                                              0.00%
       4.28 The total amount to be distributed on the Series
            1998-1 Certificates on the Distribution Date                                              349,250.82
       4.29 The total amount, if any, to be distributed on the Series
            1998-1 Certificates on the Distribution Date
            allocable to the Invested Amount                                                                0.00
       4.30 The total amount, if any, to be distributed on
            the Series 1998-1 Certificates on the Distribution
            Date allocable to interest on the Series 1998-1
            Certificates                                                                              218,615.44
       4.31 The Draw Amount as of the Transfer Date                                                         0.00
       4.32 The amount of Investor Charge-Offs as of
            Transfer Date                                                                                   0.00
       4.33 The amount of reimbursement of Investor Charge-
            Offs as of the Transfer Date                                                                    0.00
       4.34 The amount of the Investor Servicing Fee to be
            paid on such Distribution Date                                                            130,635.38
       4.35 The aggregate amount of funds on deposit in
            the Series Principal Account as of the end of the
            last day of the Due Period (after giving effect to the
            payments and adjustments made pursuant to Article
            IV of the Supplement and of the Agreement)                                                      0.00
       4.36 The aggregate amount of funds on deposit in the
             Spread Account as of the end of the last day of
            the Due Period (after giving effect to payments and
            adjustments made pursuant to Article IV of the
            Supplement and the Agreement)                                                           2,500,000.00
       4.37 Eligible Investments in the Series Principal Account:
            a.  The aggregate amount of funds invested in
            Eligible Investments                                                                             0.00
            b.  Description of each Eligible Investment:                                                       NA
            c.  The rate of interest applicable to each such
            Eligible Investment                                                                          _______%
            d.  The rating of each such Eligible Investment                                                    NA
       4.38 Eligible Investments in the Liquidity Reserve Account:
            a.  The aggregate amount of funds invested in
            Eligible Investments                                                                             0.00
            b.  Description of each Eligible Investment:                                                       NA
            c.  The rate of interest applicable to each such
            Eligible Investment                                                                          _______%
            d.  The rating of each such Eligible Investment                                                    NA
       4.39 The amount of Excess Interest Collections for the Due Period                               447,768.99
       4.40 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period                                     104,714,739.50
       4.41 The amount of Excess Interest Collections for the
            Due Period allocated to other Series                                                             0.00
       4.42 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period
            allocated to Other Series                                                                        0.00
       4.43 The percentages and all other information calculated
            pursuant to Section 6.01 of the Supplement                                            See Exhibit "A"
       4.44 The amount of Remaining Available Seller's Principal
             Collections for the Due Period                                                                  0.00
       4.45 The amount of Series 1998-1 Shared Seller's Principal
            Collections for the Due Period                                                          19,487,300.00
       4.46 The aggregate amount of Shared Seller's Principal
            Collections from Other Series for the Due Period                                        66,426,386.55
       4.47 The amount of all Shared Seller's Principal Collections
            allocated to Series 1998-1 for the Due Period                                                    0.00
       4.48 The aggregate amount of all Shared Seller's Principal
            Collections allocated to Other Series for the Due Period                                         0.00
       4.49 The aggregate amount of all Early Distributions Amounts
            paid or deemed paid for the Distribution Period                                                  0.00

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                                                         Exhibit 20.2(A)
                                                        Series 1998 - 1

  4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

       Section 6.01

         (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                   NO

         (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
            less than the Required Subordinated Amount?                                                NO

         (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
            on each of three consecutive Determination Dates?                                          NO

                                     2 Months Past :  3.65%
                                     1 Month Past :   3.65%
                                     Current Month :  3.46%

         (j)The Master Trust Seller's Interest is reduced to an amount less than
            the Master Trust Minimum Seller's Interest?                                                 NO

                                     Master Trust Seller's Interest:  $ 145,131,990.63

                             Master Trust Minimun Seller's Interest:  $ 145,043,741.41

         (k)Turnover Ratio less than 1.7?                                                               NO

                             Turnover Ratio:   3.85%

         (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                        NO

                             Dealer Note Loss Ratio:  0.00%

-----------------------------------------------------------------------------------------------------------------------------------

                                                               Exhibit 20.3

                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 38

                                                       DEALER NOTE MASTER TRUST

                                                             DEALER NOTE
                                                     ASSET BACKED CERTIFICATES,
                                                            SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of September 25, 2003, the Transfer Date of September 24, 2003 and
with respect to the performance of the Master Trust during the Due Period ended on August 31, 2003 and the Distribution Period ended
September 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and
theSupplement.

           1 NFC is Servicer under the Agreement.
           2 The undersigned is a Servicing Officer.
           3 Master Trust Information.
         3.1 The amount of the Advance, if any Due for the Period                                          145,236.15
         3.2 The amount of ITEC Finance Charges for the Due Period                                       1,690,664.26
         3.3 The average daily balance of Dealer Notes outstanding during the Due Period               853,964,924.26
         3.4 The total amount of Advance Reimbursements for the Due Period                                       0.00
         3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period               328,699,124.68
         3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust              294,984,627.96
             during the Due Period
         3.7 The amount of the Servicing Fee for the Due Period                                            698,483.25
         3.8 The average daily Master Trust Seller's Interest during the Due Period                    188,168,054.53
         3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
             transactions set forth in Article IV of the Supplement)                                   145,131,990.63
        3.10 The aggregate amount of Collections for the Due Period                                    563,858,388.48
        3.11 The aggregate amount of Finance Charge Collections for the Due Period                       3,968,563.73
        3.12 The aggregate amount of Principal Collections for the Due Period                          559,889,824.75
        3.13 The amount of Dealer Note Losses for the Due Period                                                 0.00
        3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period                 838,179,063.34
        3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
             of the Agreement)                                                                         231,190,700.07
        3.16 Eligible Investments in the Excess Funding Account:
             a.  The aggregate amount of funds invested in Eligible Investments                        230,952,927.29
             b.  Description of each Eligible Investment:                                JP Morgan Prime Money Market Fund
             c.  The rate of interest applicable to each such Eligible Investment                                0.93%
             d.  The rating of each such Eligible Investment                                                  AAAm/Aaa
        3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
             as of the end of the Due Period                                                             9,760,228.92
        3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
             i)      Lee-Smith Inc.
             ii)     Southland Int'l Trks
             iii)    Carco Intl Inc
             iv)     Wolfington Body Co Inc
             v)      Nalley Motor Trucks
        3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
             as a percentage of the total principal amount outstanding, as of the end of the Due Period           0.45%
        3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
             as of the end of the Due Period                                                             60,070,753.91
        3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
             in Article IV of the Supplement) established on 7/10/03 for the benefit of the                 100,079.17
             Master Trust Certificateholders.
        3.22 Eligible Investments in the Servicer Transition Fee Account:
             a.  The aggregate amount of funds invested in Eligible Investments                             100,000.00
             b.  Description of each Eligible Investment:                                JP Morgan Prime Money Market Fund
             c.  The rate of interest applicable to each such Eligible Investment                                 0.93%
             d.  The rating of each such Eligible Investment                                                  AAAm/Aaa
         4.0 Series 2000-1 Information.
         4.1 The Deficiency Amount as of the Transfer Date
             (after giving effect to the transactions set forth in
             Article IV of the Supplement)                                                                       0.00
        4.2a The Maximum Subordinated Amount as of the
             Transfer Date (after giving effect to the transactions
             set forth in Article IV of the Supplement)                                                  19,080,000.00
       4.2b. The Available Subordinated Amount as of the
             Transfer Date (after giving effect to the transactions
             set forth in Article IV of the Supplement)                                                  19,080,000.00
         4.3 The Projected Spread for the following Distribution Period                                   2,650,000.00
         4.4 The amount on deposit in the Spread Account as of
             the Transfer Date (after giving effect to the
             transactions set forth in Article IV of the Supplement)                                      2,650,000.00
         4.5 The aggregate amount on deposit in the Liquidity
             Reserve Account as of the Transfer Date (after giving
             effect to the transactions  set forth in Article IV
             of the Supplement)                                                                                   0.00
         4.6 The Invested Amount as of the Distribution
             Date (after giving effect to the transactions set forth
             in Article IV of the Supplement and to the
             payments made on the Distribution Date)                                                    212,000,000.00
         4.7 The amount of Series Allocable Dealer Notes Losses
              for the Due Period                                                                                  0.00
         4.8 The amount of Series Allocable Finance Charge
             Collections for the Due Period                                                                 880,663.98
         4.9 The amount of Series Allocable Principal Collections
             for the Due Period                                                                         124,245,151.01
        4.10 The amount of Series Principal Account Losses
             for the Due Period                                                                                   0.00
        4.11 The amount of Investor Dealer Note Losses for
             the Due Period                                                                                       0.00
        4.12 The amount of Investor Finance Charge Collections
             for the Due Period                                                                             751,998.97
        4.13 The amount of Investor Principal Collections for
             the Due Period                                                                             106,092,934.45
        4.14 The amount of Available Certificateholder's Interest
             Collections for the Due Period                                                                 806,914.96
        4.15 The amount of Series 2000-1 Shared Principal
             Collections for the Due Period                                                             106,092,934.45
        4.16 The aggregate amount of the Series 2000-1 Principal
             Shortfall, if any, for the Due Period                                                                0.00
        4.17 The Seller's Percentage for the Due Period                                                          14.61%
        4.18 The Excess Seller's Percentage for the Due Period                                                    6.57%
        4.19 The aggregate amount of Seller's Principal Collections
             for the Due Period                                                                          18,152,216.56
        4.20 The amount of Available Seller's Finance Charge
             Collections for the Due Period                                                                  97,225.30
        4.21 The aggregate amount of Available Seller's Principal
             Collections for the Due Period                                                               9,989,310.14
        4.22 The aggregate amount of Excess Seller's Principal
             Collections for the Due Period                                                               8,162,906.42
        4.23 The Controlled Amortization Amount, if applicable,
             for the Due Period                                                                                   0.00
        4.24 The Minimum Series 2000-1 Master Trust Seller's
             Interest as of the Distribution Date (after giving
             effect to the transactions set forth in Article IV
             of the Supplement)                                                                          25,440,000.00
        4.25 The Series 2000-1 Allocation Percentage for
             the Due Period                                                                                      22.19%
        4.26 The Floating Allocation Percentage for the
             Due Period                                                                                          85.39%
        4.27 The Principal Allocation Percentage, if applicable,
             for the Due Period                                                                                   0.00%
        4.28 The total amount to be distributed on the Series
             2000-1 Certificates on the Distribution Date                                                   383,617.09
        4.29 The total amount, if any, to be distributed on the Series
             2000-1 Certificates on the Distribution Date
             allocable to the Invested Amount                                                                     0.00
        4.30 The total amount, if any, to be distributed on
             the Series 2000-1 Certificates on the Distribution
             Date allocable to interest on the Series 2000-1
             Certificates                                                                                   251,262.37
        4.31 The Draw Amount as of the Transfer Date                                                              0.00
        4.32 The amount of Investor Charge-Offs as of
             Transfer Date                                                                                        0.00
        4.33 The amount of reimbursement of Investor Charge-
             Offs as of the Transfer Date                                                                         0.00
        4.34 The amount of the Investor Servicing Fee to be
             paid on such Distribution Date                                                                 132,354.72
        4.35 The aggregate amount of funds on deposit in
             the Series Principal Account as of the end of the
             last day of the Due Period (after giving effect to the
             payments and adjustments made pursuant to Article
             IV of the Supplement and of the Agreement)                                                           0.00
        4.36 The aggregate amount of funds on deposit in the
              Spread Account as of the end of the last day of
             the Due Period (after giving effect to payments and
             adjustments made pursuant to Article IV of the
             Supplement and the Agreement)                                                                2,650,000.00
        4.37 Eligible Investments in the Series Principal Account:
             a.  The aggregate amount of funds invested in
             Eligible Investments                                                                                 0.00
             b.  Description of each Eligible Investment:                                                           NA
             c.  The rate of interest applicable to each such
             Eligible Investment                                                                                _______%
             d.  The rating of each such Eligible Investment                                                        NA
        4.38 Eligible Investments in the Liquidity Reserve Account:
             a.  The aggregate amount of funds invested in
             Eligible Investments                                                                                 0.00
             b.  Description of each Eligible Investment:                                                           NA
             c.  The rate of interest applicable to each such
             Eligible Investment                                                                               _______%
             d.  The rating of each such Eligible Investment                                                        NA
        4.39 The amount of Excess Interest Collections for the Due Period                                   423,297.87
        4.40 The amount of Investor Principal Collections treated
             as Shared Principal Collections for the Due Period                                         106,092,934.45
        4.41 The amount of Excess Interest Collections for the
             Due Period allocated to other Series                                                                 0.00
        4.42 The amount of Investor Principal Collections treated
             as Shared Principal Collections for the Due Period
             allocated to Other Series                                                                            0.00
        4.43 The percentages and all other information calculated
             pursuant to Section 6.01 of the Supplement                                                 See Exhibit "A"
        4.44 The amount of Remaining Available Seller's Principal
              Collections for the Due Period                                                                      0.00
        4.45 The amount of Series 2000-1 Shared Seller's Principal
             Collections for the Due Period                                                              18,152,216.56
        4.46 The aggregate amount of Shared Seller's Principal
             Collections from Other Series for the Due Period                                            67,761,469.99
        4.47 The amount of all Shared Seller's Principal Collections
             allocated to Series 2000-1 for the Due Period                                                        0.00
        4.48 The aggregate amount of all Shared Seller's Principal
             Collections allocated to Other Series for the Due Period                                             0.00
         5.0 Class A Certificate Information.
         5.1 The Class A Invested Amount as of the Distribution
             Date (after giving effect to the transactions set forth
             in Article IV of the Supplement and to the
             payments made on the Distribution Date)                                                    200,000,000.00
         5.2 The total amount to be distributed on the Class A Certificates
             on the Distribution Date - includes Investor Servicing Fee plus                                358,978.39
             the Investor Interest Payment
         5.3 The total amount, if any, to be distributed on the Class A
             Certificates on the Distribution Date allocable to the
             Class A Invested Amount                                                                              0.00
         5.4 The total amount, if any, to be distributed on the Class A
             Certificates on the Distribution Date allocable to interest
             on the Class A Certificates                                                                    234,115.44
         5.5 The amount of Class A Certificateholder Charge-Offs
             as of the Transfer Date                                                                              0.00
         5.6 The amount of reimbursement of Class A Certificateholder
             Charge-Offs as of the Transfer Date                                                                  0.00
         6.0 Class B Certificate Information.
         6.1 The Class B Invested Amount as of the Distribution
             Date (after giving effect to the transactions set forth
             in Article IV of the Supplement and to the
             payments made on the Distribution Date)                                                     12,000,000.00
         6.2 The total amount to be distributed on the Class B Certificates
             on the Distribution Date - includes Investor Servicing Fee plus                                 24,638.71
             the Investor Interest Payment
         6.3 The total amount, if any, to be distributed on the Class B
             Certificates on the Distribution Date allocable to the
             Class B Invested Amount                                                                              0.00
         6.4 The total amount, if any, to be distributed on the Class B
             Certificates on the Distribution Date allocable to interest
             on the Class B Certificates                                                                     17,146.93
         6.5 The amount of Class B Certificateholder Charge-Offs
             as of the Transfer Date                                                                              0.00
         6.6 The amount of reimbursement of Class B Certificateholder
             Charge-Offs as of the Transfer Date                                                                  0.00

-----------------------------------------------------------------------------------------------------------------------------------

                                                        Exhibit 20.3(A)

                                                        Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                             2 Months Past :      3.65%
                                             1 Month Past :       3.65%
                                             Current Month :      3.46%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO

                                             Master Trust Sell's Interest:  $  145,131,990.63

                                   Master Trust Minimum Seller's Interest:  $  145,043,741.41

            (k)Turnover Ratio less than 1.7?                                                                                NO

                                                 Turnover Ratio:  3.85%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO

                                         Dealer Note Loss Ratio:  0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO

                                   Used Financed Vehicle Ratio:  7.41%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Exhibit 20.4

                                           MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 2
                                                       DEALER NOTE MASTER TRUST
                                                               DEALER NOTE
                                                       ASSET BACKED CERTIFICATES,
                                                             SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of September 25, 2003, the Transfer Date of September 24, 2003 and
with respect to the performance of the Master Trust during the Due Period ended on August 31, 2003 and the Distribution Period ended September 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

          1 NFC is Servicer under the Agreement.
          2 The undersigned is a Servicing Officer.
          3 Master Trust Information.
        3.1 The amount of the Advance, if anDuefPeriod                                              145,236.15
        3.2 The amount of ITEC Finance Charges for the Due Period                                 1,690,664.26
        3.3 The average daily balance of Dealer Notes outstanding during the Due Period         853,964,924.26
        3.4 The total amount of Advance Reimbursements for the Due Period                                 0.00
        3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period         328,699,124.68
        3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust        294,984,627.96
            during the Due Period
        3.7 The amount of the Servicing Fee for the Due Period                                      698,483.25
        3.8 The average daily Master Trust Seller's Interest during the Due Period              188,168,054.53
        3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
            effect to the transactions set forth in Article IV of the Supplement)               145,131,990.63
       3.10 The aggregate amount of Collections for the Due Period                              563,858,388.48
       3.11 The aggregate amount of Finance Charge Collections for the Due Period                 3,968,563.73
       3.12 The aggregate amount of Principal Collections for the Due Period                    559,889,824.75
       3.13 The amount of Dealer Note Losses for the Due Period                                           0.00
       3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period           838,179,063.34
       3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
            of the Agreement)                                                                   231,190,700.07
       3.16 Eligible Investments in the Excess Funding Account:
            a.  The aggregate amount of funds invested in Eligible Investments                  230,952,927.29
            b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each such Eligible Investment                         0.93%
            d.  The rating of each such Eligible Investment                                           AAAm/Aaa
       3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
            as of the end of the Due Period                                                       9,760,228.92
       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
            i)      Lee-Smith Inc.
            ii)     Southland Int'l Trks
            iii)    Carco Intl Inc
            iv)     Wolfington Body Co Inc
            v)      Nalley Motor Trucks
       3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
            as a percentage of the total principal amount outstanding, as of the end of the Due Period   0.45%
       3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
            as of the end of the Due Period                                                      60,070,753.91
       3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on 7/10/03 for the
            benefit of the Master Trust Certificateholders.                                         100,079.17
       3.22 Eligible Investments in the Servicer Transition Fee Account:
            a.  The aggregate amount of funds invested in Eligible Investments                      100,000.00
            b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each such Eligible Investment                         0.93%
            d.  The rating of each such Eligible Investment                                           AAAm/Aaa
        4.0 Series 2003-1 Information.
        4.1 The Deficiency Amount as of the Transfer Date
            (after giving effect to the transactions set forth in
            Article IV of the Supplement)                                                                 0.00
       4.2a The Maximum Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                           19,080,000.00
      4.2b. The Available Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                           19,080,000.00
        4.3 The Projected Spread for the following Distribution Period                            2,650,000.00
        4.4 The amount on deposit in the Spread Account as of
            the Transfer Date (after giving effect to the
            transactions set forth in Article IV of the Supplement)                               2,650,000.00
        4.5 The aggregate amount on deposit in the Liquidity
            Reserve Account as of the Transfer Date (after giving
            effect to the transactions  set forth in Article IV
            of the Supplement)                                                                            0.00
        4.6 The Invested Amount as of the Distribution
            Date (after giving effect to the transactions set forth
            in Article IV of the Supplement and to the
            payments made on the Distribution Date)                                             212,000,000.00
        4.7 The amount of Series Allocable Dealer Notes Losses
             for the Due Period                                                                           0.00
        4.8 The amount of Series Allocable Finance Charge
            Collections for the Due Period                                                          880,663.98
        4.9 The amount of Series Allocable Principal Collections
            for the Due Period                                                                  124,245,151.01
       4.10 The amount of Series Principal Account Losses
            for the Due Period                                                                            0.00
       4.11 The amount of Investor Dealer Note Losses for
            the Due Period                                                                                0.00
       4.12 The amount of Investor Finance Charge Collections
            for the Due Period                                                                      751,998.97
       4.13 The amount of Investor Principal Collections for
            the Due Period                                                                      106,092,934.45
       4.14 The amount of Available Certificateholder's Interest
            Collections for the Due Period                                                          806,913.64
       4.15 The amount of Series 2003-1 Shared Principal
            Collections for the Due Period                                                      106,092,934.45
       4.16 The aggregate amount of the Series 2003-1 Principal
            Shortfall, if any, for the Due Period                                                         0.00
       4.17 The Seller's Percentage for the Due Period                                                  14.61%
       4.18 The Excess Seller's Percentage for the Due Period                                            6.57%
       4.19 The aggregate amount of Seller's Principal Collections
            for the Due Period                                                                   18,152,216.56
       4.20 The amount of Available Seller's Finance Charge
            Collections for the Due Period                                                           97,225.30
       4.21 The aggregate amount of Available Seller's Principal
            Collections for the Due Period                                                        9,989,310.14
       4.22 The aggregate amount of Excess Seller's Principal
            Collections for the Due Period                                                        8,162,906.42
       4.23 The Controlled Amortization Amount, if applicable,
            for the Due Period                                                                            0.00
       4.24 The Minimum Series 2003-1 Master Trust Seller's
            Interest as of the Distribution Date (after giving
            effect to the transactions set forth in Article IV
            of the Supplement)                                                                   25,440,000.00
       4.25 The Series 2003-1 Allocation Percentage for
            the Due Period                                                                              22.19%
       4.26 The Floating Allocation Percentage for the
            Due Period                                                                                  85.39%
       4.27 The Principal Allocation Percentage, if applicable,
            for the Due Period                                                                           0.00%
       4.28 The total amount to be distributed on the Series
            2003-1 Certificates on the Distribution Date                                            398,944.87
       4.29 The total amount, if any, to be distributed on the Series
            2003-1 Certificates on the Distribution Date
            allocable to the Invested Amount                                                              0.00
       4.30 The total amount, if any, to be distributed on
            the Series 2003-1 Certificates on the Distribution
            Date allocable to interest on the Series 2003-1
            Certificates                                                                            266,590.15
       4.31 The Draw Amount as of the Transfer Date                                                       0.00
       4.32 The amount of Investor Charge-Offs as of
            Transfer Date                                                                                 0.00
       4.33 The amount of reimbursement of Investor Charge-
            Offs as of the Transfer Date                                                                  0.00
       4.34 The amount of the Investor Servicing Fee to be
            paid on such Distribution Date                                                          132,354.72
       4.35 The aggregate amount of funds on deposit in
            the Series Principal Account as of the end of the
            last day of the Due Period (after giving effect to the
            payments and adjustments made pursuant to Article
            IV of the Supplement and of the Agreement)                                                    0.00
       4.36 The aggregate amount of funds on deposit in the
            Spread Account as of the end of the last day of
            the Due Period (after giving effect to payments and
            adjustments made pursuant to Article IV of the
            Supplement and the Agreement)                                                         2,650,000.00
       4.37 Eligible Investments in the Series Principal Account:
            a.  The aggregate amount of funds invested in
            Eligible Investments                                                                          0.00
            b.  Description of each Eligible Investment:                                                    NA
            c.  The rate of interest applicable to each such
            Eligible Investment                                                                       _______%
            d.  The rating of each such Eligible Investment                                                 NA
       4.38 Eligible Investments in the Liquidity Reserve Account:
            a.  The aggregate amount of funds invested in
            Eligible Investments                                                                          0.00
            b.  Description of each Eligible Investment:                                                    NA
            c.  The rate of interest applicable to each such
            Eligible Investment                                                                       _______%
            d.  The rating of each such Eligible Investment                                                 NA
       4.39 The amount of Excess Interest Collections for the Due Period                            407,968.77
       4.40 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period                                  106,092,934.45
       4.41 The amount of Excess Interest Collections for the
            Due Period allocated to other Series                                                          0.00
       4.42 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period
            allocated to Other Series                                                                     0.00
       4.43 The percentages and all other information calculated
            pursuant to Section 6.01 of the Supplement                                         See Exhibit "A"
       4.44 The amount of Remaining Available Seller's Principal
             Collections for the Due Period                                                               0.00
       4.45 The amount of Series 2003-1 Shared Seller's Principal
            Collections for the Due Period                                                       18,152,216.56
       4.46 The aggregate amount of Shared Seller's Principal
            Collections from Other Series for the Due Period                                     67,761,469.99
       4.47 The amount of all Shared Seller's Principal Collections
            allocated to Series 2003-1 for the Due Period                                                 0.00
       4.48 The aggregate amount of all Shared Seller's Principal
            Collections allocated to Other Series for the Due Period                                      0.00
        5.0 Class A Certificate Information.
        5.1 The Class A Invested Amount as of the Distribution
            Date (after giving effect to the transactions set forth
            in Article IV of the Supplement and to the
            payments made on the Distribution Date)                                             200,000,000.00
        5.2 The total amount to be distributed on the Class A Certificates
            on the Distribution Date - includes Investor Servicing Fee plus                         367,589.51
            the Investor Interest Payment
        5.3 The total amount, if any, to be distributed on the Class A
            Certificates on the Distribution Date allocable to the
            Class A Invested Amount                                                                       0.00
        5.4 The total amount, if any, to be distributed on the Class A
            Certificates on the Distribution Date allocable to interest
            on the Class A Certificates                                                             242,726.56
        5.5 The amount of Class A Certificateholder Charge-Offs
            as of the Transfer Date                                                                       0.00
        5.6 The amount of reimbursement of Class A Certificateholder
            Charge-Offs as of the Transfer Date                                                           0.00
        6.0 Class B Certificate Information.
        6.1 The Class B Invested Amount as of the Distribution
            Date (after giving effect to the transactions set forth
            in Article IV of the Supplement and to the
            payments made on the Distribution Date)                                              12,000,000.00
        6.2 The total amount to be distributed on the Class B Certificates
            on the Distribution Date - includes Investor Servicing Fee plus                          31,355.37
            the Investor Interest Payment
        6.3 The total amount, if any, to be distributed on the Class B
            Certificates on the Distribution Date allocable to the
            Class B Invested Amount                                                                       0.00
        6.4 The total amount, if any, to be distributed on the Class B
            Certificates on the Distribution Date allocable to interest
            on the Class B Certificates                                                              23,863.59
        6.5 The amount of Class B Certificateholder Charge-Offs
            as of the Transfer Date                                                                       0.00
        6.6 The amount of reimbursement of Class B Certificateholder
            Charge-Offs as of the Transfer Date                                                           0.00

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                                                        Exhibit 20.4(A)
                                                        Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)

               on each of three consecutive Determination Dates?                                                            NO

                                             2 Months Past :      3.65%
                                             1 Month Past :       3.65%
                                             Current Month :      3.46%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust

               Minimum Seller's Interest?                                                                                   NO

                                              Master Trust Seller's Interest:  $   145,131,990.63

                                      Master Trust Minimum Seller's Interest:  $   145,043,741.41

            (k)Turnover Ratio less than 1.7?                                                                                NO

                                           Turnover Ratio:  3.85%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO

                                   Dealer Note Loss Ratio:  0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal

               Balance of all Dealer Notes?                                                                                 NO

                                   Used Financed Vehicle Ratio:  7.41%

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